Exhibit 10(k)(4)

AMENDMENT NO. 3
TO
ALLTEL CORPORATION PENSION PLAN
(January 1, 2001 Restatement)

WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Pension Plan, as amended and restated effective as of January 1, 2001, and as subsequently amended, (the "Plan"); and

WHEREAS, the Company desires further to amend the Plan;

NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan, effective as set forth herein, in the respects hereinafter set forth:

  Effective as of March 1, 2003, Section 13 of the Plan is amended by adding the following Section 13. 41 thereto:

13.41 Employees of Cellular XL Associates, L.P.

    Effective Date - March 1, 2003.

    Account - None.

    Minimum Normal Retirement Pension - None.

    Minimum Early Retirement Pension - None.

    Minimum Disability Retirement Pension - None.

    Minimum Deferred Vested Pension - None.

    Minimum Death Benefit - None.

    Prior Plan Offset - Not Applicable.

    Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

    Miscellaneous - See APPENDIX RR - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF CELLULAR XL ASSOCIATES, L.P., which follows immediately hereafter.

APPENDIX RR
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
CELLULAR XL ASSOCIATES, L.P.

Effective as of March 1, 2003, certain employees of Cellular XL Associates, L.P. became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, effective March 1, 2003, the Plan is modified as set forth below with respect to active employees of Cellular XL Associates, L.P. who became employees of the Controlled Group on March 1, 2003.

  Section 1.07 is modified by adding to the definition thereof the following:

  1.07RR "Basic Compensation" shall include only amounts earned on or after March 1, 2003.

  Section 1.14 is modified by adding to the definition thereof the following:

  1.14RR "Compensation" shall include only amounts earned on or after March 1, 2003.

  Section 1.37(g) is modified as follows:

  1.37(g)RR  Vesting Service

      A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

        Service Prior to March 1, 2003: An Employee's period(s) of employment with Cellular XL Associates, L.P. prior to March 1, 2003, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

        Service From and After March 1, 2003: In accordance with the provisions of Section 1.37(g).

        Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

  Section 1.37(d) is modified as follows:

  1.37(d)RR Benefit Service

      The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

        Benefit Service Prior to March 1, 2003: None.

        Benefit Service From and After March 1, 2003: In accordance with the provisions of Section 1.37(d).

   E.   Section 1.37(f) is modified as follows:

  1.37(f)RR  Eligibility Year of Service

      A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

        Service Prior to March 1, 2003: An Employee's period(s) of employment with Cellular XL Associates, L.P. prior to March 1, 2003, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

        Service From and After March 1, 2003: In accordance with the provisions of Section 1.37(f).

        Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

2.      Effective as of March 3, 2003, a Schedule B-1 to Appendix MM is added to the end of Appendix MM to the Plan to provide as follows:

    SCHEDULE B-1 TO APPENDIX MM

    SUPPLEMENTAL INCOME PROTECTION PROGRAM - 2003

1.       For purposes of implementing the agreement, reached March 3, 2003, between the Communication Workers of America and ALLTEL Communications and the resulting Memorandum of Understanding executed April 8, 2003, the provisions of this Schedule B-1 to Appendix MM shall apply to any Member (including any regular part-time Employee) who retires under the terms of this Schedule B-1 to Appendix MM on any date on or before June 15, 2003, designated by the Employer of the Member, who was eligible for a retirement Benefit as of March 7, 2003 and whose job classification is Technician - Customer Fulfillment (all levels), Cable Technician, or Technician - Digital Services (all levels) as listed in Table I of Section 4.01(c)(2)(A-1) of this Appendix MM and who accepted within 30 days (or such longer period of time as the Employer of the Member shall determine) an offer by the Employer of the Member to retire and receive supplemental retirement benefits as described in this Schedule B-1 to Appendix MM, pursuant to the terms and conditions of Appendix 4 of the Labor Agreement between the Communication Workers of America and ALLTEL Nebraska, Inc. effective October 16, 2001; and

2.        A Member who retires under the terms of this Schedule B-1 to Appendix MM shall receive supplemental retirement benefits equal to:

           (a)     $400 monthly until the end of the month in which the Member's 62nd birthday occurs, and

           (b)     $200 monthly from the first of the month following the Member's 62nd birthday until the end of the month in which the Member's 65th birthday occurs, and

           (c)     A lump sum payment based on years of Net Credited Service, as follows:

    20-25 years                  $3,000
    25-30 years                  $3,500
    30 or more years         $4,000

                     Such lump sum payment will be payable not later than 60 days after the date of the

                     Member's retirement.

           (d)     In no event shall the total payments made under this Schedule B-1 to Appendix MM to any one Member exceed $24,000.

           (e)     The supplemental benefit amounts in paragraphs 2(a), (b), (c) and (d) of this

                     Schedule B-1 to Appendix MM shall be prorated for regular part-time Employees at the rate of a fraction, the numerator of which is the average number of weekly hours for which the Employee was paid during the six months immediately preceding his separation from service and the denominator of which is 40. Any hour paid at a premium rate shall be counted as one hour.

           (f)      A Member who has attained age 65 on or before June 15, 2003 shall not be entitled to receive monthly payments under paragraphs 2(a) or 2(b) of this Schedule B-1 to

                     Appendix MM but shall be entitled to receive the lump sum payment under paragraph

                     2(c) of this Schedule B-1 to Appendix MM.

3.         Monthly supplemental benefits shall commence within one month of the Member's retirement and shall continue until the earliest to occur of any of the following events:

            (a)     the end of the month in which the Member's 65th birthday occurs,

            (b)     the Member's death, or

            (c)     the Member's reemployment by the Employer or an Affiliated Company.

   3.    Effective as of May 2, 2003, a Schedule B-2 to Appendix MM is added to the end of Appendix MM to the Plan to provide as follows:

SCHEDULE B-2 TO APPENDIX MM

SUPPLEMENTAL INCOME PROTECTION PROGRAM - 2003

1.           For purposes of implementing the Force Adjustment Policy (between Communication Workers of America and ALLTEL Nebraska, Inc. effective October 16, 2001) and of which the Employer gave appropriate notice on May 2, 2003, the provisions of this Schedule B-2 to Appendix MM shall apply to any Member (including any regular part-time Employee) who retires under the terms of this Schedule B-2 to

Appendix MM on any date on or before July 2, 2003, designated by the Employer of the Member, who was eligible for a retirement Benefit as of May 2, 2003 and whose job classification is Technician - Customer Fulfillment (all levels), Cable Technician, Facility Technician, Technician - Digital Services (all levels), Accounting Machine Operator, Advanced Clerical, Mail Carrier/Coin Collector, Mail Clerk, Copy Center Operator, Building Maintenance Mechanic, Building Service Attendant and Monitor, Assignment Clerk, Cellular/Phone Center Technician, Clerk-Typist, Dispatcher, Frame Attendant, PBX Operator, Receptionist, Repair Service Attendant, Service Representative, Technician-Service Assurance (all levels), Materials Distribution Specialist (all levels), Technician-Network Construction (all levels), Technician-Network Switching (all levels) and Technician-Network Transport (all levels) as listed in Table I of Section 4.01(c)(2)(A-1) of this Appendix MM and who accepted within 30 days (or such longer period of time as the Employer of the Member shall determine) an offer by the Employer of the Member to retire and receive supplemental retirement benefits as described in this Schedule B-2 to Appendix MM, pursuant to the terms and conditions of the Force Adjustment Policy (between Communication Workers of America and ALLTEL Nebraska, Inc. effective October 16, 2001).

2.            A Member who retires under the terms of this Schedule B-2 to Appendix MM shall receive supplemental retirement benefits equal to:

               (a)     $400 monthly until the end of the month in which the Member's 62nd birthday occurs, and

               (b)     $200 monthly from the first of the month following the Member's 62nd birthday until the end of the month in which the Member's 65th birthday occurs, and

               (c)     A lump sum payment based on years of Net Credited Service, as follows:

20-25 years              $3,000
25-30 years              $3,500
30 or more years     $4,000

                          Such lump sum payment will be payable not later than 60 days after the date of the

                          Member's retirement.

                (d)     In no event shall the total payments made under this Schedule B-2 to Appendix

                          MM to any one Member exceed $24,000.

                (e)     The supplemental benefit amounts in paragraphs 2(a), (b), (c) and (d) of this

                          Schedule B-2 to Appendix MM shall be prorated for regular part-time Employees at the rate of a fraction, the numerator of which is the average number of weekly hours for which the Employee was paid during the six months immediately preceding his separation from service and the denominator of which is 40. Any hour paid at a premium rate shall be counted as one hour.

                 (f)     A Member who has attained age 65 on or before July 2, 2003 shall not be entitled to receive monthly payments under paragraphs 2(a) or 2(b) of this

                          Schedule B-2 to Appendix MM but shall be entitled to receive the lump sum payment under paragraph 2(c) of this Schedule B-2 to Appendix MM.

3.              Monthly supplemental benefits shall commence within one month of the Member's retirement and shall continue until the earliest to occur of any of the following events:

                 (a)     the end of the month in which the Member's 65th birthday occurs,

                 (b)     the Member's death, or

                 (c)     the Member's reemployment by the Employer or an Affiliated Company.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment No. 3 to ALLTEL Corporation Pension Plan (January 1, 2001 Restatement) to be executed on this 3rd day of June, 2003.

ALLTEL CORPORATION

By: /s/Scott T. Ford

Title: President & CEO